EXHIBIT 10.1

SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE AND AMENDMENT, dated as of April 3, 2006 (this “First Supplemental Indenture”), among RADNOR HOLDINGS CORPORATION, a Delaware corporation (the “Company”), RADNOR CHEMICAL CORPORATION, a Delaware corporation, RADNOR DELAWARE II, INC., a Delaware corporation, RADNOR MANAGEMENT DELAWARE, INC., a Delaware corporation, RADNOR MANAGEMENT, INC., a Delaware corporation, STYROCHEM DELAWARE, INC., a Delaware corporation, STYROCHEM EUROPE DELAWARE, INC., a Delaware corporation, STYROCHEM U.S., LTD., a Texas limited partnership, STYROCHEM GP, L.L.C., a Delaware limited liability company, STYROCHEM LP, L.L.C., a Delaware limited liability company, WINCUP EUROPE DELAWARE, INC., a Delaware corporation, WINCUP GP, L.L.C., a Delaware limited liability company, WINCUP LP, L.L.C., a Delaware limited liability company, WINCUP TEXAS, LTD., a Texas limited partnership, and WINCUP HOLDINGS, INC., a Delaware corporation (collectively, the “Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under the Indenture (as hereinafter defined).

RECITALS OF THE COMPANY AND THE GUARANTORS

The Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture dated as of March 11, 2003 (the “Original Indenture” and together with this First Supplemental Indenture, the “Indenture”), pursuant to which the Company issued its 11% Senior Notes due 2010 (the “Securities”) in the aggregate principal amount of $135,000,000 and each Guarantor issued a guarantee (the “Guarantees”) of the Securities; and

Section 902 of the Original Indenture provides, among other things, that with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) (the “Requisite Consents”), the Company and each Guarantor, when authorized by its Board of Directors by appropriate resolutions, and the Trustee may amend or supplement the Original Indenture; and

The Company and the Guarantors desire to amend and supplement the Original Indenture by way of the adoption of the amendments set forth in this First Supplemental Indenture (the “Proposed Amendments”); and

The Company and the Guarantors have obtained the Requisite Consents from the Holders to the Proposed Amendments; and

The Board of Directors of the Company and each Guarantor have adopted resolutions authorizing and approving the Proposed Amendments and the execution and delivery by the Company and the Guarantors of this First Supplemental Indenture; and

The Company and each of the Guarantors have complied with, and delivered to the Trustee all required agreements, instruments, opinions and certificates required, by Section 903 of the Indenture; and

The parties hereto desire that this First Supplemental Indenture become operative at the Closing Time (as defined below) as described in Article Three hereof;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

ARTICLE ONE

DEFINITIONS

Except to the extent such terms are otherwise defined in this First Supplemental Indenture or the context clearly requires otherwise, the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

ARTICLE TWO

AMENDMENTS

Section 201. Amendments to the Indenture. Subject to the execution and delivery hereof by the parties hereto, the Indenture is hereby amended as follows:

(a) Subsection (d) of the definition of “Permitted Indebtedness” in Section 101 of the Indenture is hereby amended and restated to read as follows:

(d) (i) Indebtedness of the Company or any Restricted Subsidiary incurred under the Amended Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the greater of (x) $90,000,000 and (y) the sum of $45,000,000 and the Borrowing Base at the time such Indebtedness was incurred, or any refinancing, refunding, deferral, renewal or extension thereof not in excess of such amount; and

(ii) Indebtedness of the Company or any Restricted Subsidiary incurred prior to December 31, 2006 in an aggregate principal amount up to $25,000,000, or any refinancing, refunding, deferral, renewal or extension thereof not in excess of such amount.

(b) Section 1001 is hereby amended to add the following sentence:

In addition, the Company agrees that on September 15, 2006 the Company shall make a cash payment (the “Consent Fee”) of $5.00 per $1,000 principal amount of Securities as to which a Holder (as defined in the Company’s Consent Solicitation Statement dated March 30, 2006 (the “Consent Statement”)) as of the close of business on March 29, 2006 has delivered a duly executed consent (the “Consent”) to the terms of the First Supplemental Indenture attached as Exhibit A to the Consent Statement prior to the Expiration Date (as defined in the Consent Statement) that was not revoked prior to the date of such First Supplemental Indenture (such Holders being hereinafter referred to as the “Consenting Holders”), which Consent Fee shall be paid in accordance with the terms of the Consent.

(c) Section 501(1) shall be amended to read in its entirety as follows:

There shall be a default in the payment of interest on any Security or the Consent Fee when the same becomes due and payable and the Default continues for a period of thirty (30) days.

(d) A new Section 1021 is hereby added to the Indenture, to read as follows:

Section 1021. Indebtedness. The Company shall deliver to the Trustee, on or before May 15, 2007, an Officers’ Certificate stating whether Indebtedness of the Company evidenced by the Securities plus Indebtedness of the Company and the Restricted Subsidiaries secured by liens on assets of the Company and/or the Restricted Subsidiaries (collectively, the “Indenture Indebtedness and Secured Indebtedness”) outstanding on March 30, 2007 was in excess of Indenture Indebtedness and Secured Indebtedness outstanding on March 31, 2006; provided, however, that for purposes of calculating the Indenture Indebtedness and Secured Indebtedness as of March 31, 2006 within the meaning of this Section 1021, any Indebtedness of the Company or any Restricted Subsidiary incurred on or before March 31, 2006 pursuant to Subsection (d)(ii) of the definition of Permitted Indebtedness in Section 101 hereof shall be omitted and any Indebtedness of the Company or any Restricted Subsidiary that was repaid with the proceeds of such incurrence and was not reborrowed on or before March 31, 2006 shall be included. The Company shall also deliver to the Trustee, on or before June 15, 2007, an Officers’ Certificate stating whether the Indenture Indebtedness and Secured Indebtedness outstanding on any date between March 30, 2007 and April 30, 2007 was in excess of Indenture Indebtedness and Secured Indebtedness outstanding on March 31, 2006 (calculated in accordance with the preceding sentence). In the event Indenture Indebtedness and Secured Indebtedness outstanding on March 30, 2007 or on any date between and including March 30, 2007 and April 30, 2007 is in excess of Indenture Indebtedness and Secured Indebtedness outstanding on March 31, 2006 (calculated in accordance with the first sentence of this Section 1021) then the Company shall pay to the Trustee or Paying Agent, promptly after delivery of the Officers’ Certificate confirming same, for distribution to the Consenting Holders that are Holders as of March 30, 2007, an amount in cash equal to $10.00 per $1,000 principal amount of Securities held by such Consenting Holder on March 30, 2007 in immediately available funds.

(e) Section 1006 is hereby amended to add the following sentence:

Notwithstanding anything to the contrary in this Section 1006, commencing on March 30, 2006 through and including December 31, 2006, the Company shall not, nor shall it cause, permit or suffer any Restricted Subsidiary to, make any Restricted Payment or Permitted Investment.

ARTICLE THREE

EFFECTIVENESS

This First Supplemental Indenture shall become a binding agreement between the parties hereto when executed by the parties hereto.

ARTICLE FOUR

MISCELLANEOUS

Section 401. Execution as Supplemental Indenture and Amendment. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture. As provided in the Original Indenture, this First Supplemental Indenture forms a part of the Original Indenture. The Original Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 402. Ratification and Reaffirmation. The Original Indenture is in all respects acknowledged, ratified and confirmed, and shall continue in full force and effect in accordance with the terms thereof and as supplemented and amended by this First Supplemental Indenture.

Section 403. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof which is required or deemed to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control.

Section 404. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 405. Successors and Assigns. All covenants and agreements in the Indenture by the Company and the Guarantors shall bind their successors and assigns, whether so expressed or not.

Section 406. Separability Clause. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 407. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture, the Securities or the Guarantees, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

Section 408. Governing Law. This First Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, without regard to conflict of laws principles that would result in the application of any law other than the law of the State of New York.

Section 409. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

RADNOR HOLDINGS CORPORATION

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President and CEO

RADNOR CHEMICAL CORPORATION

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

RADNOR DELAWARE II, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

RADNOR MANAGEMENT DELAWARE, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

RADNOR MANAGEMENT, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

STYROCHEM DELAWARE, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

STYROCHEM EUROPE DELAWARE, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

STYROCHEM U.S., LTD.
			By:	StyroChem GP, L.L.C., its general partner,
			By:	Radnor Chemical Corporation, its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

STYROCHEM GP, L.L.C.
			By:	Radnor Chemical Corporation, its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

STYROCHEM LP, L.L.C.
			By:	Radnor Chemical Corporation, its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

WINCUP EUROPE DELAWARE, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Paul D. Ridder
	Name:	Caroline J. Williamson		Name:	Paul D. Ridder
	Title:	Secretary		Title:	President

WINCUP GP, L.L.C.
			By:	WinCup Holdings, Inc., its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

WINCUP LP, L.L.C.
			By:	WinCup Holdings, Inc., its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

WINCUP TEXAS, LTD.
			By:	WinCup GP, L.L.C., its general partner,
			By:	WinCup Holdings, Inc. its sole member

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

WINCUP HOLDINGS, INC.

Attest:	/s/ Caroline J. Williamson		By:	/s/ Michael T. Kennedy
	Name:	Caroline J. Williamson		Name:	Michael T. Kennedy
	Title:	Secretary		Title:	President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

Attest:	/s/ Ralph E. Jones		By:	/s/ Alan G. Finn
	Name:	Ralph E. Jones		Name:	Alan G. Finn
	Title:	Vice President		Title:	Vice President